SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 9, 2003

                        Commission File Number: 000-31567

                           Rapid Bio Tests Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               35-0511303
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

5409 Ivy Street, Springfield, Oregon                                      97478
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(Address of principal executive offices)                             (Zip Code)


                                  (541)686.5989
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Reference is made to the Registrant's press release dated October 9, 2003.

Index to Exhibits

99.1     Press Release dated October 9, 2003

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Rapid Bio Tests Corporation

October 10, 2003                   By:    /s/ Thomas F. Zimmerman III
                                          -----------------------------------
                                          Thomas F. Zimmerman III, President